UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

Motorsport Games Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, (i) on November 11, 2022, the Company notified the Nasdaq that the Company is not in compliance with the Nasdaq Listing Rule 5550(a)(4) requiring minimum of 500,000 Publicly Held Shares as defined in the Nasdaq Listing Rules and (ii) on November 14, 2022, the Company received a deficiency letter from the Listing Qualifications Department (the “Staff”) notifying the Company that it no longer meets the minimum 500,000 publicly held shares requirement.

Pursuant to the purchase agreement, dated December 9, 2022 (the “Purchase Agreement”), with Alumni Capital LP (“Alumni Capital”), the Company has issued to Alumni Capital 7,576 shares of the Company’s Class A common stock on December 9, 2022, 8,877 shares of the Company’s Class A common stock on December 12, 2022, 90,415 shares of the Company’s Class A common stock on January 6, 2023, 40,752 shares of the Company’s Class A common stock on January 19, 2023 and 44,000 shares of the Company’s Class A common stock on January 27, 2023. The terms of the Purchase Agreement were previously disclosed by the Company in its Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 9, 2022. As a result of such issuances, 652,423 shares of the Company’s Class A common stock are the Company’s publicly traded shares.

As per the Staff’s request that the Company file, on or before May 15, 2023, with the United States Securities and Exchange Commission (the “SEC”) and Nasdaq a public document containing its current total shares outstanding and a beneficial ownership table in accordance with SEC proxy rules, the company hereby discloses such total shares outstanding and a beneficial ownership table:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of January 27, 2023 for:

●	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock and Class B common stock (by number or by voting power);

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and executive officers as a group.

Applicable percentage ownership before the offering is based on 1,358,975 shares of our Class A Common Stock and 7,000,000 shares of our Class B Common Stock outstanding as of January 27, 2023.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights, including the redemption right described above, held by such person that are currently exercisable or will become exercisable within 60 days of the date of January 27, 2023, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

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Unless otherwise indicated, the address of all listed stockholders is c/o Motorsport Games Inc., 5972 NE 4th Avenue, Miami, FL 33137.

	Shares Beneficially Owned
	Class A		Class B
Name of Beneficial Owner	Shares	%	Shares	%	% of Total Voting Power(1)
5% Stockholders:
Motorsport Network, LLC (2)	700,000	51.51%	700,000	100%	92.12%

Directors and Named Executive Officers:
Neil Anderson (3)	1,894	0.14%	—	—	0.02%
Francesco Piovanetti (4)	3,375	0.25%	—	—	0.04%
Peter Moore (5)	334	0.03%	—	—	0.00%
James William Allen (6)	128	0.01%	—	—	0.00%
Dmitry Kozko (7)	31,977	1.98%	—	—	0.37%
John Delta	—	—	—	—	—
Andrew P. Jacobson	—	—	—	—	—
Navtej Singh Sunner	—	—	—	—	—

Directors and executive officers as a group (8 persons)	37,708	2.35%	—	—	0.44%

(1) Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share. See the section titled “Description of Capital Stock—Common Stock” for additional information about the voting rights of our Class A and Class B common stock.

(2) Consists of shares held of record by Motorsport Network. Mike Zoi is the manager of Motorsport Network and has sole voting and dispositive power with respect to the shares held by Motorsport Network.

(3) Includes 375 vested shares issuable upon exercise of stock options (at $200 per share exercise price) granted under the Amended and Restated Motorsport Games Inc. 2021 Equity Incentive Plan (the “Plan”) to Neil Anderson. Neil Anderson resigned as director of the Company on November 9, 2022.

(4) Includes 375 vested shares issuable upon exercise of stock options (at $200 per share exercise price) granted under the Plan to Francesco Piovanetti. Francesco Piovanetti resigned as director of the Company on November 9, 2022.

(5) Includes 334 vested shares issuable upon exercise of stock options (at $97.20 per share exercise price) granted under the Plan to Peter Moore. Peter Moore resigned as director of the Company on November 9, 2022.

(6) Includes 128 vested shares issuable upon exercise of stock options (at $200 per share exercise price) granted under the Plan to James William Allen. James William Allen resigned as director of the Company on November 9, 2022.

(7) Includes (i) 8,124 vested shares issuable upon exercise of stock options granted under the Plan to Dmitry Kozko (consisting of 5,880 options at $200 per share exercise price and 2,244 options at $39.40 per share exercise price) and (ii) 21,819 vested shares issuable upon exercise of stock options granted outside of the Plan to Dmitry Kozko (consisting of 20,333 options at $200 per share exercise price and 1,486 options at $238.60 per share exercise price).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: January 27, 2023	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer and Interim Chief Financial Officer

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